EXHIBIT 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Spantel Communications Inc., a Florida corporation ("The Company"), does hereby certify with respect to the Quarterly report of the Company on Form 10-QSB for the period ended March 31,2006 as filed with the Securities and Exchange Commission ("the Form 10-QSB")that :

1) The Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSE RAMON BASTERRA Jose Ramon Basterra President (Chief Executive Officer)	Dated: August 21, 2006

/s/ CESAR MARTINEZ Cesar Martinez Treasurer (Chief Financial Officer)	Dated: August 21, 2006